CONTRACTING AGREEMENT

This Contracting Agreement (this "Agreement") is made as of the 1st day of October, 2014, by and among GoldLand Holdings, Co., a Delaware corporation, having its principal place of business at 1001 3rd Ave. W. #430, Bradenton, FL 34205 (Company), and Mr. Richard Kaiser (Yes International, Ltd.), of 3419 Virginia Beach Blvd. #252 Virginia Beach, VA 23452 (Contractor) and is made in light of the following recitals which are a material part hereof.

Recitals:

A) Contractor is a negotiator and business and arts graduate, experienced with both technology and workings of business negotiations areas. Accordingly, notwithstanding Contractor's familiarity with securities law, neither Contractor nor the Company desires that Contractor furnish any legal services but only information, evaluation and analysis based on the technological and property needs of the Company.

B) Contractor has knowledge and experience to provide such information, evaluation, analysis, as the Company believes can assist it in furthering execution of its business model.

C) The Company desires to retain the services of the Contractor for those consulting services regarding the functions and operations of the Company as more fully set forth in that confidential schedule of services and deliverables attached hereto as Schedule A which services are incorporated herein by reference and referred to herein as the "Contractor Services"

D) Contractor desires to provide the Contractor Services to and consult with, the officers of the Company, and the administrative staff, and to undertake for the Company, consultations and recommendations in conformity with such Contractor upon the terms and conditions provided herein including but not limited to the compensation promised herein.

NOW THEREFORE, for and in consideration of good and valuable consideration, in hand paid, including, but not limited to the mutual promises set forth herein, the receipt and sufficiency of which is acknowledged by each party hereto, the parties hereby agree as follows:

1. **Recitals Govern**. The parties desire to enter into this agreement for purposes of carrying out the above recitals and intentions set forth above and this Agreement shall be construed in light thereof.

2. **Stock for Services.** The parties desire to memorialize their agreement to adhere to Securities Act Release No. 33-7646, dated February 26, 1999 regarding registration of securities on Form 144 Rule 701, a copy of which is attached hereto as Exhibit A and incorporated herein by reference. No duty, obligation, engagement or other thing imposed on either the Company or the Contractor hereunder shall be construed to impose any duty, obligation or other engagement in violation of the letter or spirit of said release.

3. **Consulting Services.** The Contractor agrees to provide the Contractor Services to the Company during the "Term" (as hereinafter defined). Contractor agrees to provide such information, evaluation and analysis, in accordance with the Contractor Services as will assist in maximizing the effectiveness of Client's business model both relative to its business model and to its present and contemplated operations. The Contractor shall personally provide the Contractor Services and the Company understands that the nature of the services to be provided are part time and that the Contractor will be engaged in other business and consulting activities during the term of this Agreement.

3.a **Conflicts**. The Company waives any claim of conflict and acknowledges that Contractor has owned and continues to own and has consulted with and continues to consult with interests in competitive businesses which might compete but for location.

3.b **Confidential Information**. The Contractor agrees that any information received by the Contractor during any furtherance of the Contractor's obligations in accordance with this contract, which concerns the personal, financial or other affairs of the company will be treated by the Contractor in full confidence and will not be revealed to any other persons, firms or organizations. In connection herewith, Contractor and the Company have entered into that Confidentiality Agreement in the form attached hereto as Schedule B.

3.c **Role of Contractor**. Contractor, shall be available to consult with the Board of Directors, the officers of the Company, and the heads of the administrative staff, at reasonable times, concerning matters pertaining to the development and subsequent decisions taken by the Board of Directors pertaining to acquisition and/or leases instigated, negotiated, and, successfully concluded between the lessor/owner and Company. Contractor shall not represent the Company, its Board of Directors, its officers or any other members of the Company in any transactions or communications nor shall Contractor make claim to do so.

3.d **Liability**. With regard to the services to be performed by the Contractor pursuant to this Agreement, the Contractor shall not be liable to the Company, or to anyone who may claim any right due to any relationship with the Company, for any acts or omissions in the performance of services on the part of the Contractor or on the part of the agents or employees of the Contractor, except when said acts or omissions of the Contractor are due to willful misconduct or gross negligence. The Company shall hold the Contractor free and harmless from any obligations, costs, claims, judgments, attorneys' fees, and attachments arising from or growing out of the services rendered to the Company pursuant to the terms of this agreement or in any way connected with the rendering of services, except when the same shall arise due to the willful misconduct or gross negligence of the Contractor and the Contractor is adjudged to be guilty of willful misconduct or gross negligence by a court of competent jurisdiction.

4. **Term**. The term of this Agreement shall commence as of the date hereof and shall continue for a period of, One (1) year, from that date, unless sooner terminated as provided herein. It is understood that this Agreement shall not automatically renew and no obligations to renew are implied notwithstanding continued efforts to fulfill terms and conditions incomplete as of the termination of this Agreement. This Agreement and the duties and obligations of the Contractor may be terminated by either party giving thirty (30) days' prior written notice to the other but the compensation and any previously incurred and approved expenses shall be deemed earned by and due to Contractor.

5. **Compensation**. In consideration of the execution of the Agreement, and the performance of his obligations hereunder, a monthly cash compensation, of Three Thousand Five Hundred ($3,500.00) dollars per month for all desk work done in the Contractor's office, such payment to be done by the monthly issuance of shares of the Company registered on Form S-8 with a value equal to $2,500 and a separate monthly issuance of restricted shares of the Company with a value equal to $1,000.00 dollars.

6. **Expenses.** The Company shall pay or reimburse the Contractor for all reasonable travel, business and miscellaneous expenses incurred by the Contractor in performing its duties under this Agreement, in particular expenses incurred in monetizing the shares on submission of an expense report detailing the further amounts due which will be paid through the issuances of additional shares. Receipts for expenses will be supplied and will be subject to prior approval.

7. **Control as to Time and Place and Manner where Services Will Be Rendered**. It is anticipated the Contractor will spend time, as needed and agreed to, in fulfilling its obligations under this Agreement. The particular amount of time may vary from day to day or week to week. The Contractor will submit an itemized statement setting forth the time spent and services rendered, and the Company will pay the Contractor the amounts due as indicated by statements submitted by the Contractor within ten (10) days of receipt. Both the Company and the Contractor agree that the Contractor will act as an independent contractor in the performance of its duties under this Agreement. The Contractor will perform most services in accordance with this Agreement at a location and at times chosen in Contractor's discretion. The Company may from time to time request that the Contractor arrange for the services of others but Contractor shall choose and contract with same. All costs to the Contractor for those services will be paid by the Company but in no event shall the Contractor employ others without the prior authorization of the Company. Accordingly, the Contractor shall be responsible for payment of all taxes including Federal, State and local taxes arising out of the Contractor's activities in accordance with this Agreement, including by way of illustration but not limitation, Federal and state income tax, Social Security tax, unemployment insurance taxes, and any other taxes or business license fee as required. Except as otherwise may be agreed, the Contractor shall at all times be in an independent contractor, rather than a co-venture, agent, employee or representative of the Company.

8. **Arbitration**. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance of the rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator(s) shall be entered in any court having jurisdiction thereof. For that purpose and the resolution of any other claim hereunder, the parties hereto consent to the jurisdiction and venue of an appropriate court located in Manatee County, State of Florida. In the event that litigation results from or arises out of this Agreement or the performance thereof, the parties agree to reimburse the prevailing party's reasonable attorney's fees, court costs, and all other expenses, whether or not taxable by the court as costs, in addition to any other relief to which the prevailing party may be entitled. In such event, no action shall be entertained by said court or any court of competent jurisdiction if filed more than one year subsequent to the date the cause(s) of action actually accrued regardless of whether damages were otherwise as of said time calculable.

9. **Notices**. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or delivered by Facsimile or delivered personally to the address written above or to such other address of which the addressee shall have notified the sender in writing. Notices mailed in accordance with this section shall be deemed given when mailed.

10. **Binding Effect, Assignment and Succession**. All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of his, her or its respective heirs, personal representatives, successors, and assigns, whether so expressed or not. Except for assignment of the options as provided above, no party to this Agreement may, however, assign his rights hereunder or delegate his obligations hereunder to any other person or entity without the express prior written consent of the other parties hereto.

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11. **Entire Agreement and Interpretation.** This Agreement, including any exhibits and schedules hereto, constitutes and contains the entire agreement of the Company and the Contractor with respect to the provision of Contractor Services and Compensation and supersedes any prior agreement by the parties, whether written or oral. It may not be changed orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought. The waiver of a breach of any term or condition of this Agreement must be in writing and signed by the party sought to be charged with such waiver, and such waiver shall not be deemed to constitute the waiver of any other breach of the same or of any other term or condition of this agreement. This Agreement shall be construed in accordance with and governed by the laws of the State of Florida without regard to its rules and laws regarding conflicts of laws and each of the parties hereto irrevocably submit to the exclusive jurisdiction of any Florida or United States Federal court sitting in Manatee County, Florida over any action or proceeding arising out of or relating to this Agreement. The parties hereto further waive any objection to venue in the Manatee County and any objection to an action or proceeding in the same on the basis of *forum non conveniens*.

12. **Miscellaneous.** The section headings contained in this Agreement are inserted as a matter of convenience and shall not be considered in interpreting or construing this Agreement. This Agreement may be executed concurrently in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of the remaining provisions. Time is of the essence of this Agreement and the obligations of the parties hereto.

IN WITNESS WHEREOF, the Company and the Contractor have executed this Agreement as of the day and year first written above.

Company:

____

Pierre Quilliam, ceo

Contractor:

____

Richard Kaiser

SCHEDULE A TO CONTRACTING AGREEMENT

Schedule of Services and Deliverables

Contractor shall provide the following Strategic Services:

1. Answer all calls from the Company's shareholders and disseminate the information provided to the Contractor by the Company.
2. File all required documents at the Securities Exchange Commission (Edgarizing).
3. Organize and send out press releases as required by Company.
4. Schedule and act as moderator for Directors meetings during the year.
5. Organize and coordinate the annual shareholder's annual meeting.

[redacted]

Schedule B to Consulting Agreement **Confidentiality Agreement**

This Confidentiality Agreement (hereafter this "Agreement"), made this 1st day of October, 2014, by and among GoldLand Holdings, Co., a Delaware corporation, having its principal place of business at 1001 3rd Ave. W. #430, Bradenton, FL 34205 (Company), and Mr. Richard Kaiser (Yes International, Ltd.), of 3419 Virginia Beach Blvd. #252 Virginia Beach, VA 23452 (Contractor)

Given that the Company and Contractor each desire to make certain confidential information concerning the Company, its technology, its investments, its processes, its marketing strategies, its capitalization and finances and its business as well as similar confidential information lawfully possessed by the Contractor (collectively, the "Information") for purposes agreed to be legitimate and the Company and Contractor each agree to hold such Information confidential pursuant to the terms of this Agreement, in consideration of the mutual promises and other good and valuable consideration, the receipt and sufficiency of which is acknowledged and with the intent to be legally bound hereby, the Company and the Contractor agree as follows.

1. The Information includes, but is not limited to, (I) all information on the Company, (ii) any and all data and information given or made available to the Contractor by the Company for evaluation purposes, whether written or in machine-readable form, (iii) any and all of the Company's and Contractor's notes, work papers, investigations, studies, computer printouts, and any other work product including electronic data files, regardless of nature containing any such data and information and (iv) all copies of any of the foregoing.
2. The Contractor and Company each understand that the Information is proprietary to the Company and Contractor and each agrees to hold the Information given by the other strictly confidential. The Company and Contractor each agree that the Information shall be used only by the Company and Contractor and only for the purpose of reviewing and evaluating the activities of the Company, and shall not be used for any other purpose or be disclosed to any third party. Neither the Company nòr Contractor shall have the right to make copies or hold copies or documents except for reports and notes which have been generated by them, which reports and notes shall be retained for their exclusive use and shall remain confidential.
3. It is understood that this Confidentiality Agreement shall not apply to any information otherwise covered herein (I) which is known to either the Company or the Contractor prior to the date of the Confidentiality Agreement, (ii) which is disclosed to the Contractor or the Company by a third party who has not directly or indirectly received such Information in violation of an agreement with party from whom it was received or (iii) which is generally known within the industry.
4. The Company and the Contractor each agree to be fully responsible and liable to the other for any and all damages caused by reason of disclosure of Information in violation of this Confidentiality Agreement by the receiving party or any of its assigns or successors.
5. This Confidentiality Agreement shall be governed by and construed in accordance with the laws of the Florida and shall be enforceable solely by and be for the sole benefit of the Contractor and Company, their successors and assigns.

In witness whereof, the Company and the Contractor have executed this Agreement as of the date above.

Company:

Pierre Quilliam, CEO

Contractor:

Richard Kaiser